John Hancock California Tax-Free Income Fund

California Tax-Free Income Fund

John Hancock Bond Trust

Global Conservative Absolute Return Fund

Global Short Duration Credit Fund

Government Income Fund

Focused High Yield Fund

Investment Grade Bond Fund

John Hancock Municipal Securities Trust

High Yield Municipal Bond Fund

Tax-Free Bond Fund

John Hancock Sovereign Bond Fund

Bond Fund

John Hancock Strategic Series

Income Fund

John Hancock Tax-Exempt Series Fund

Massachusetts Tax-Free Income Fund

New York Tax-Free Income Fund

Supplement dated January 3, 2014 to the current Statement of Additional Information, as may be supplemented from time to time.

Effective February 3, 2014, Class A front-end sales charges of all the funds listed above, except for Global Conservative Absolute Return Fund, are being reduced, and the terms and holding schedule of the Class A deferred sales charge for John Hancock Global Short Duration Credit Fund are being modified, as described below. These changes will take effect on February 3, 2013 and purchases made prior to this date are subject to the front-end sales charges, deferred sales charges and holding schedules currently described in each fund’s prospectus and statement of additional information.

In the “Sales Compensation” section, the “First Year Brokerage or Other Selling Firms Compensation” table is hereby revised and restated as follows with respect to Class A investments only:

	Investor pays sales charge (% of offering price) (1)	Selling firm receives commission (2)	Selling Firm receives Rule 12b-1 service fee (3)	Total Selling Firm compensation (4)(5)
Class A investments (Bond Fund, Government Income Fund, Focused High Yield Fund, Income Fund and Investment Grade Bond Fund)
Less than $100,000	4.00%	3.25%	0.25%	3.50%
$100,000 to $249,999	3.50%	2.75%	0.25%	3.00%
$250,000 to $499,999	2.50%	1.80%	0.25%	2.05%
$500,000 to $999,999	2.00%	1.50%	0.25%	1.75%

Investor pays sales charge (% of offering price) (1)	Selling firm receives commission (2)	Selling Firm receives Rule 12b-1 service fee (3)	Total Selling Firm compensation (4)(5)
Class A investments (Global Conservative Absolute Return Fund)
Up to $99,999	3.00%	2.25%	0.25%	2.50%
$100,000 - $249,999	2.50%	1.75%	0.25%	2.00%
$250,000 - $499,999	2.00%	1.25%	0.25%	1.50%
$500,000 - $999,999	1.50%	1.00%	0.25%	1.25%

Class A investments (Global Short Duration Credit Fund)
Less than $100,000	2.50%	1.75%	0.25%	2.00%
$100,000 to $249,999	2.00%	1.25%	0.25%	1.50%

Class A investments (Tax-Free Funds)
Less than $100,000	4.00%	3.35%	0.15%	3.50%
$100,000 to $249,999	3.50%	2.85%	0.15%	3.00%
$250,000 to $499,999	2.50%	1.90%	0.15%	2.05%
$500,000 to $999,999	2.00%	1.60%	0.15%	1.75%

Investments of Class A shares of $1 million or more (Each Fund other than the Tax-Free Funds and Global Short Duration Credit Fund) (6)
$1,000,000 to $4,999,999	--	0.75%	0.25%	1.00%
$5,000,000 to $9,999,999	--	0.25%	0.25%	0.50%
$10,000,000 and over	--	--	0.25%	0.25%

Investments of Class A shares of $1 million or more (Tax-Free Funds) (6)
$1,000,000 to $4,999,999	--	0.85%	0.15%	1.00%
$5,000,000 to $9,999,999	--	0.35%	0.15%	0.50%
$10,000,000 and over	--	0.10%	0.15%	0.25%

Investor pays sales charge (% of offering price) (1)	Selling firm receives commission (2)	Selling Firm receives Rule 12b-1 service fee (3)	Total Selling Firm compensation (4)(5)
Investments of Class A shares of $250,000 or more (Global Short Duration Credit Fund) (*)
$250,000 to $9,999,999	--	0.25%	0.25%	0.50%
$10,000,000 and over	--	--	0.25%	0.25%

Investments of Class A shares by certain Retirement Plans(6)
First $1 to $4,999,999	--	0.75%	0.25%	1.00%
Next $1 - $5M above that	--	0.25%	0.25%	0.50%
Next $1 or more above that	--	--	0.25%	0.25%

In accordance with the above changes, Footnotes (2) and (4) to the “First Year Brokerage or Other Selling Firms Compensation” table is amended and restated as follows:

(2) For Class A investments under $1,000,000 (or $250,000 with respect to investments in Class A shares of Global Short Duration Credit Fund), a portion of the Selling Firm’s commission is paid out of the front-end sales charge.

(4) Selling firm commission, Rule 12b-1 service fee, and any underwriter fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages due to rounding, when combined using simple addition.

Also in accordance with the above changes, the following footnote is added immediately following Footnote 8 to the “First Year Brokerage or Other Selling Firms Compensation” table:

(*) Commissions (up to 0.50%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These include Class A purchases by employer sponsored defined contribution retirement plans investing $250,000 or more or with 100 or more eligible employee at the time of purchase.

The remainder of the footnotes to the table remain the same.

In addition, in the “Deferred Sales Charge on Class A, Class B and Class C Shares” section, the first two paragraphs under the section heading are amended and restated as follows:

Except for Class A shares of Global Short Duration Credit Fund, Class A shares are available with no front-end sales charge on investments of $1 million or more. Class A shares of Global Short Duration Credit Fund are available with no front-end sales charge on investments of $250,000 or more. Class B and Class C shares are purchased at NAV without the imposition of an initial sales charge. In each of these cases, the Funds will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Except for Class A shares of Global Short Duration Credit Fund, there is a CDSC on any Class A shares upon which a commission or finder‘s fee was paid that are sold within one year of purchase. For Global Short Duration Credit Fund, there is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within 18 months of purchase. Class B and Class C shares that are redeemed within six years or one year of purchase, respectively, will be subject to a CDSC at the rates set forth in the applicable Prospectuses as a percentage of the dollar amount subject to the CDSC. The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A, Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.

Exchanges

In addition, effective February 3, 2014, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For Classes B and C, this change will have no impact on shareholders because the CDSC rates and holding schedules are the same for all Class B shares and the same for all Class C shares across the John Hancock funds complex. For Class A shares, certain funds within the John Hancock fund complex have different CDSC rates and holding schedules and shareholders should review the prospectuses for funds with Class A shares before considering an exchange. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.

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